UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2021
Stabilis Solutions, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11750 Katy Freeway Suite 900 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 832-456-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class Trading Symbol Name of each market on which traded Common Stock, $.001 par value SLNG The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Stabilis Solutions, Inc. (the “Company”) approved the Amended and Restated 2019 Long Term Incentive Plan (the “Amended and Restated Plan”), subject to approval of the Amended and Restated Plan by our stockholders at the September 14, 2021 Annual Meeting. As set forth in Item 5.07 of this Current Report on Form 8-K, the stockholders duly approved the Amended and Restated Plan at the 2021 Annual Meeting.

Awards under the Amended and Restated Plan may be granted to employees, officers and directors of the Company and affiliates, and any other person who provides services to the Company and its affiliates (including independent contractors and consultants of the Company and its subsidiaries). Awards may be granted in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalents, substitute awards, other stock-based awards, cash awards and/or any combination of the foregoing. No participant may receive a grant covering more than 2,000,000 shares of our common stock in any year and a non-employee member of the Board may not be granted more than 100,000 shares in any year.

The maximum number of shares of common stock available for issuance under the Amended and Restated Plan is 4,000,000 shares.

The Amended and Restated Plan is filed with this report as Exhibit 10.1 and is incorporated herein by reference. The foregoing description is subject to, and qualified in its entirety by, the Amended and Restated Plan filed with this report.

Item 5.07 Submission of Matters to a Vote of Security Holders.
The voting results on the matters considered by the stockholders of the Company at the Annual Meeting held on September 14, 2021 were as follows:

1.The following nominees were elected as the Company's Directors.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
J. Casey Crenshaw	13,359,084	102,986	996,278
Stacey B. Crenshaw	13,304,799	157,271	996,278
Mushahid Khan	13,366,424	95,646	996,278
Edward L. Kuntz	13,362,750	99,320	996,278
Peter C. Mitchell	13,366,009	96,061	996,278
Ben J. Broussard	13,305,826	156,244	996,278
Westervelt T. Ballard, Jr.	13,281,913	96,332	1,078,338
James G. Aivalis	13,336,727	125,343	996,278

2. To ratify the selection of the independent registered public accounting firm for 2021. There were no Broker Non-Votes.

Votes For	Votes Against	Votes Withheld
14,225,953	199,520	32,875

3. To vote on non-binding advisory resolution to approve executive compensation.

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
13,325,546	74,948	61,576	996,278

4. To approve Amended and Restated 2019 Long Term Incentive Plan.

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
13,178,420	283,126	524	996,278

Item 9.01 Financial Statements and Exhibits.
Exhibits:

Exhibit No.		Description
10.1	*	Amended and Restated 2019 Long Term Incentive Plan. †

*    Filed herewith.
†    Indicates management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STABILIS SOLUTIONS, INC.
By: /s/Andrew L. Puhala
Andrew L. Puhala
Chief Financial Officer

Date: September 15, 2021